Exhibit 99.1

FTI CONSULTING

INVESTOR DAY

JUNE 16, 2014

NEW YORK STOCK EXCHANGE

CRITICAL THINKING AT THE CRITICAL TIME™

Welcome to

FTI CONSULTING’S

INVESTOR DAY

INVESTOR DAY FTI Consulting, Inc. 1

Our People

We have great people and great reach.

FTI Consulting’s integrated approach to protecting and enhancing enterprise value requires exceptional talent. We employ world-renowned industry experts in their respective fields, who serve as trusted advisors to our clients and mentors to our employees.

With more than 4,200 employees located on six continents, in 26 countries and in 97 offices, our collective expertise spans a wide range of geographies and businesses, which fuels our ability to develop multi-disciplinary solutions for client opportunities and challenges. Our people are experts in more than 80 different disciplines and specialize in 16 diverse industries.

Our goal is to attract, acquire and retain the most talented people.

Clients choose FTI Consulting because of the depth and expertise of our people. When stakes are high and someone needs totally committed teams with world-leading expertise, they turn to FTI Consulting.

Our diverse team of professionals includes forensic accountants; former chief executives and political leaders; Nobel Laureates; former FBI, FTC, FCC, DOJ and SEC professionals; cyber security experts; top-ranking economists; certified turnaround professionals; interim management professionals; corporate investigation specialists; banking and securities professionals; certified public accountants; chartered financial analysts; and corporate, financial and crisis communications specialists.

We hire the best talent and continue to invest in their ongoing development.

We are dedicated to investing in our people. FTI Consulting employees are supported throughout their career development, through educational and thought leadership initiatives including: New Hire Orientation, New Director School, FTI Consulting University, Managing Director Leadership Forum and Executive Leadership Forums.

This commitment to development and personal growth is the engine behind building a great professional services firm.

Joining “ FTI Consulting (from Distinct International) provided our clients and professionals with an established and broad global platform. We believe FTI Consulting is the ideal partner to expand our delivery of services, analytical tools and expertise internationally.”

— David Power, Senior Managing Director, Forensic & Litigation Consulting

“ When you hire the best and brightest it is easy to develop your people into future leaders. This is why I chose to spend the latter part of my career at FTI Consulting — people want to work with leading industry experts on the most critical and complex cases.”

— Freddie Reiss, Senior Managing Director, Corporate Finance/ Restructuring

Because “ I worked with a lot of consulting firms in my past roles, I saw things that did work and things that didn’t work. FTI Consulting just felt different, not only in the types of services that it offers, but also in how it provides these services to its clients. After meeting the people at FTI Consulting, I knew that FTI also attracted smart, dedicated professionals, and I wanted to be a part of that.”

— Ellen Smith, Senior Managing Director, Economic Consulting

The North Shore-LIJ Health System client team accepting their award for Operational Performance at the 2014 Association of Management Consulting Firms Spotlight Awards

2 FTI Consulting, Inc. INVESTOR DAY

FTI Consulting Facts

10/10 Advisor to the world’s top 10 bank holding companies 95/100 Advisor to 95 of the world’s top 100 law firms 55/100 Advisor to over half of the world’s 100 largest companies

6 Continents

26 Countries

97 Offices

4,200+ Employees

450+ Senior Managing Directors 500+ Managing Directors

16 Industries

INVESTOR DAY FTI Consulting, Inc. 3

Protecting and Enhancing Enterprise Value

The FTI Consulting service model provides a single source that addresses the interrelated issues that can affect enterprise value. Our goal is not just to address challenges but to anticipate them, surround them and deliver sustainable solutions that range from the immediate to the long-term.

GOVERNANCE

COMPLIANCE

LIABILITY

PERFORMANCE

ENTERPRISE VALUE

REPUTATION

FINANCE

INFORMATION

4 FTI Consulting, Inc. INVESTOR DAY

GOVERNANCE

Internal controls/Board advisory/Investigations/International due diligence/Corporate integrity

COMPLIANCE

Regulatory compliance/Antitrust disputes/Public policy/Bribery Act

LIABILITY

Litigation consulting/Dispute consulting/Enterprise risk management/Electronic evidence discovery/ Expert testimony

REPUTATION

Corporate, financial and crisis communications/Public affairs/Issues management/Corporate branding

INFORMATION

Global e-discovery services/Cost-effective document review and productions/Secure preservation and collection of sensitive data/Litigation readiness consulting/Ringtail® and Attenex® software

FINANCE

Capital solutions/Transaction advisory services/Creditor advisory services/Valuation consulting

PERFORMANCE

Business economics/Interim management/Operational improvement/Turnaround and restructuring/ Marketing consulting

INVESTOR DAY FTI consulting, Inc. 5

# Our History

From our beginnings in a small warehouse, we have grown to one of the pre-eminent consulting firms in the world. FTI Consulting has been a trusted advisor during some of the most memorable events in recent history, including landmark celebrity legal cases, international crises and disputed presidential elections. Our founders were pioneers who created solutions at the intersection of law, communications and technology, and today our teams of world-leading experts in their fields provide critical thinking about wide-ranging and far-reaching business and economic issues.

**1982**

Forensic Technologies International is founded by Dan Luczak in a small warehouse in Annapolis, MD.

**1988**

The state of Illinois hires the firm to determine the cause of a central telephone office fire and make recommendations to prevent future disasters.

**1989**

Forensic Technologies International lands a product defect case in the construction industry that elevates the firm's reputation as a provider of complex technical investigations and litigation services.

**1995**

The company provides courtroom graphics and jury consultation for the O.J. Simpson murder trial.

**1996**

Forensic Technologies International goes public in May of 1996. Trading under the ticker symbol FTIC, the firm raises $11.1 million on the NASDAQ, becoming one of the first public litigation-support services companies.

**1997**

Forensic Technologies International acquires LWG, which provides consulting services to property and casualty insurance claim adjusters and attorneys. The acquisition also expands the company's presence into Canada.

**1998**

Forensic Technologies International changes its name to FTI Consulting, Inc.

The firm expands its investigation and research capabilities with the acquisition of S.E.A., Inc., and enters the financial disputes business with the acquisition of Klick, Kent and Allen, Inc. The company also acquires Kahn Consulting, a turnaround, restructuring, bankruptcy and forensic accounting practice.

**1999**

FTI Consulting begins trading on the New York Stock Exchange under the ticker symbol FCN.

**2000**

The company enters the Technology business, specializing in e-discovery solutions.

1982

1989



1996

NASDAQ

1998

F T I

2000

FTI | TECHNOLOGY

1988

1995



1997

1999

FCN LISTED NYSE

2002

Adelphia

WORLDCOM

6 FTI Consulting, Inc. INVESTOR DAY

The firm provides trial graphics and courtroom presentation technology for the landmark Bush v. Gore case to resolve the disputed presidential election results.

**2002**

The company makes a major move into the corporate restructuring business with the acquisition of the business recovery services practice of PricewaterhouseCoopers.

The firm assists in the bankruptcy cases of Enron, WorldCom and Adelphia Communications.

**2003**

The company acquires the economic consulting firm Lexecon, the Dispute Advisory Services business from KPMG and Ten Eyck Associates, which specializes in Securities and Exchange Commission investigations and litigation.

The company has grown to 1,000 professionals located in 24 major U.S. cities and London.

**2005**

Acquisition of litigation technology software firm Ringtail Solutions Group ("Ringtail") adds operations in Australia, the UK and the U.S.

The company develops its first five-year plan to double revenues from approximately $427 million to $1 billion in the next five years.

**2006**

The company acquires global strategic communications firm Financial Dynamics ("FD"), diversifying the company's consulting capabilities and providing it with a significant presence outside the U.S.

The firm acquires International Risk, Ltd, forming the Global Risk and Investigations team in Asia.

The firm's Technology segment plays a substantial role in the Major League Baseball steroids investigation and acquires G3 Consulting Ltd., expanding its UK technology client base.

**2007**

FTI Consulting enters the Latin American market with the acquisition of Holder International.

FTI Consulting achieves revenues of $1 billion — two years ahead of its five-year plan.

The company aids the investigation into the oil-for-food program bribery scandal tied to the Saddam Hussein regime.

**2008**

Lexecon and Competition Policy Associates ("COMPASS"), two of the premier economic consulting firms in the world, combine to form Compass Lexecon.

FTI Consulting acquires Attenex Corporation, a leading e-discovery software provider, and Strategic Discovery, Inc., a provider of litigation discovery and records management services.

**2009**

FTI Consulting helps track down the ill-gotten gains of Bernard L. Madoff, and serves on many of the largest, highest-profile corporate restructurings of the year, including Lehman Brothers, General Motors and CIT Group.

**2010**

The firm acquires FS Asia Advisory Limited, significantly expanding the company's corporate finance, restructuring and turnaround capabilities in Asia.

**2011**

FTI Consulting acquires various operations of LECG, adding approximately 200 professionals in Europe, Latin America and the U.S.

The company employs more than 3,800 people, including economists and government, corporate and financial professionals from around the world. Thirty percent of the professionals reside outside the U.S.

**2012**

FTI Consulting has grown from 75 employees and $6 million in annual revenues in 1992 to a global enterprise with more than 3,800 employees in 24 countries and $1.58 billion in annual revenues.

**2013**

With more than 4,200 employees in 26 countries, 26 percent of revenues are generated outside of North America.

**2014**

On January 20th, Steven H. Gunby becomes FTI Consulting's President and Chief Executive Officer, bringing more than 30 years of strategic, operational and performance improvement experience in global management consulting to FTI Consulting.

**2003** LEXECON

**2005** Ringtail.

**2006**



**2007**



**2008** COMPASS LEXECON

**2009**



LEHMAN BROTHERS

**2010**



**2011** LECG

**2012**



**2013**


74%
26%
North America
Rest of World

**2014**



INVESTOR DAY FTI Consulting, Inc. 7

Corporate Finance/Restructuring

SEGMENT OVERVIEW

our Corporate Finance/Restructuring segment focuses on strategic, operational, financial and capital needs of businesses around the world. Our professionals address the full spectrum of financial, operational and transactional challenges facing our clients, which include companies, boards of directors, investors, lenders and creditors all seeking expertise in guiding companies through the value creation lifecycle. We advise and implement on a wide range of services, including restructuring, insolvency, litigation support, interim management, capital market advisory, post-acquisition integration, valuations, tax planning as well as financial management and performance improvement solutions. Among our core strengths is our deep industry expertise with dedicated teams specializing in the Healthcare, Real Estate, Energy, Retail and Consumer Products, and Telecom, Media and Technology sectors.

Our Corporate Finance/Restructuring services are offered through a global network of 47 offices in 14 countries.

CORPORATE FINANCE/ RESTRUCTURING SERVICES

Bankruptcy Support Services

Interim Management

Investment Banking

Litigation Support

Office of the CFO

Performance Improvement

Private Equity Advisory

Restructuring/Turnaround Services

Transaction Advisory Services

Valuation & Financial Advisory Services

AWARDS AND ACCOLADES

Ranked as #1 Crisis Management Firm by The Deal Pipeline consecutively for the last seven years

FTI Consulting honored with seven M&A Advisor Turnaround Awards in 2014, including engagements for American Suzuki Motors Corporation, Ahern Rentals, Arcapita Bank B.S.C.(c), Hostess Brands, Inc., Orchard Supply Hardware Stores, Residential Capital LLC and AES Eastern Energy, L.P.

FTI Consulting recognized with three M&A Advisor Awards in 2013 for Residential Capital LLC, Ahern Rentals and American Suzuki Motors Corporation

8 FTI Consulting, Inc. INVESTOR DAY

BRINGING BACK AMERICA’S SNACK.

Situation: Numerous challenges force the iconic Hostess Brands, maker of Twinkies and Wonder Bread, into bankruptcy

After emerging from bankruptcy in 2009, Hostess Brands continued to struggle with a wide range of challenges. Against the backdrop of industry overcapacity, adverse consumer trends in white bread and snack cakes, rising commodity prices, unsustainable debt loads and legacy labor and pension funding costs, Hostess burned through $250 million in cash in just three years. Eventually, the company re-entered bankruptcy in January 2012 and later sought federal bankruptcy court permission to cease operations in November 2012 after an extended nationwide strike.

FTI Consulting Role: Breathing new life into America’s most famous snack

FTI Consulting was engaged to provide interim management support and assist with the development and assessment of a turnaround plan to allow Hostess to overcome financial and operational challenges. The turnaround plan included cost-saving, revenue generation and restructuring measures to maximize profitability and resolve operational inefficiencies.

The FTI Consulting team worked closely with operations-level employees and Hostess’ management team to review the underlying operating and financial assumptions of the turnaround plan; discuss its associated execution risks and analyze its financial implications.

Union opposition to the turnaround plan and the ensuing employee strikes resulted in 36 production facilities being shuttered. Hostess could no longer fill customer orders or sell product at its retail stores; this cut off its access to the funding needed to operate the business. To capture the brand’s significant value, Hostess, FTI Consulting and other advisors opted to auction the company in pieces.

OUT COME

GETTING SNACK CAKES TO SELL LIKE HOT CAKES AGAIN

FTI Consulting and Hostess’ other advisors focused their efforts on developing a sales process, which included auctioning separate collections of brands and assets. This created opportunities for many different buyers to enter the process.

The various auctions raised nearly $1 billion, a value that was more than twice the highest bid that Hostess had received before re-entering bankruptcy. Actual dollar recoveries to pre-bankruptcy lenders were in excess of two times original expectations. Certain plant locations re-opened within 30 days under new ownership, and the majority of the iconic cake and bread brands returned to the shelves within two months.

RECOGNITION

FTI Consulting was named the Distressed M&A Deal of the Year (Over$1 Billion) at the 8th Annual M&A Advisor Turnaround Awards in 2014

FTI Consulting’s work on Hostess was honored by the D CEO 2014 Mergers and Acquisition Awards for Large Deal of the Year

FTI Consulting was a finalist for the Association of Management Consulting Firms 2014 Spotlight Award for Operational Performance

The FTI Consulting team exhibited dedication, expertise and technical know-how throughout the restructuring process at Hostess Brands. Whether it was assuming and quickly adapting to interim management roles or rolling up their sleeves with the management team on the Turnaround Plan, FTI Consulting’s involvement with Hostess contributed to the efficient and timely wind-down and the successful asset sale process. Few project teams have the analytical depth, strategic insight and sound business judgment that the FTI Consulting team showcased on this engagement.

— Richard Seban

Former Chief Operating Officer, Hostess Brands, Inc.

Contacts

Robert J. Duffy

Global Segment Co-Leader

+1.617.897.1501 bob.duffy@fticonsulting.com

Kevin Lavin

Global Segment Co-Leader

+1.212.499.3660 kevin.lavin@fticonsulting.com

INVESTOR DAY FTI Consulting, Inc. 9

Forensic & Litigation Consulting

SEGMENT OVERVIEW

The Forensic & Litigation Consulting segment provides corporations, governments and law firms around the globe with the industry’s most complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities with unmatched qualifications when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny.

Our Forensic & Litigation Consulting services are offered through a global network of 50 offices in 18 countries.

FORENSIC & LITIGATION CONSULTING SERVICES

Business Insurance Claims

Compliance, Monitoring and Receivership

Construction & Environmental Solutions

Dispute Advisory Services

Financial & Data Enterprise Analytics

Financial Services

Forensic Accounting & Advisory Services

Global Risk & Investigations Practice

Government Contracts

Health Solutions

Insurance

Intellectual Property

Trial Services

AWARDS AND ACCOLADES

Most professionals by firm named in Global Arbitration Review’s list of “The International Who’s Who of Commercial Arbitration” for four consecutive years (2011-2014)

10 FTI Consulting, Inc. INVESTOR DAY

A WINNING

HAND.

Situation: What to do when Uncle Sam bets against your business

PokerStars was the largest online poker site in the world with more than 50 million registered users when the U.S. government came knocking on April 15, 2011, a day now known as Black Friday within the online poker community.

In one day, the federal government shut down three of the most popular online poker websites in the world: PokerStars, Full Tilt Poker and Absolute Poker/ UltimateBet. This action was launched after civil and criminal cases were filed against the companies and some of their directors, accusing them of violating federal bank fraud and money laundering statutes. As a result, these multibillion-dollar enterprises suddenly faced the very real prospect of having to fold.

FTI Consulting’s Role: Help persuade U.S. government to unfreeze and restore PokerStars’ operations and reputation

Faced with the worldwide closure of its business, PokerStars quickly reached a “domain name use agreement” with the U.S. government to allow the site to re-open worldwide. In return, the company agreed not to allow play from the U.S. for “real money.” In addition, it accepted the appointment of FTI Consulting as an independent monitor to ensure compliance. To support PokerStars, a team of multi-regional FTI Consulting professionals, with expertise across numerous business segments and practices within the firm, employed a four-pronged approach focused on technology, finance, accounting and investigative research. This strategy ensured strict compliance with PokerStars’ obligations and ultimately led to PokerStars adopting and implementing recommendations beyond the obligations set forth by the federal government.

OUT COME

A WINNING HAND

Over the course of the 12-month monitorship, the steps and refinements recommended by FTI Consulting allowed PokerStars to demonstrate its comprehensive commitment to its compliance obligations, and helped pave the way for a settlement that included the dismissal of all civil charges in July 2012. Notably, of the three poker websites that were seized by the government on Black Friday, PokerStars is the only business still operating. This follows an agreement with the U.S. Department of Justice that allowed PokerStars to acquire Full Tilt Poker, a former competitor that faced an investigation over shortfalls in its player accounts.

RECOGNITION

Finalist for the 2013 Association of Management Consulting Spotlight Awards for Change Management

Finalist for the 2013 Association of Management Consulting Spotlight Awards for Finance and Risk Management

As chief outside counsel to PokerStars, I worked closely with FTI Consulting’s independent monitoring team, and participated in all discussions and meetings with the team over the course of the 12-month monitorship. FTI Consulting’s expertise, judgment, discretion and advice were integral to the enhancement of PokerStars’ compliance protocols. PokerStars respected and implemented many of FTI Consulting’s recommendations, which were reached through deliberative and substantive discussion and consultation with both counsel and the professionals at PokerStars. FTI Consulting worked hard to gain the trust of PokerStars, and their consultancy and integrity helped to pave the way for the resolution of the outstanding civil case in July 2012.

— Gil White

Outside Counsel to PokerStars

Contact

Neal A. Hochberg

Global Segment Leader

+1.212.499.3697 neal.hochberg@fticonsulting.com

INVESTOR DAY FTI Consulting, Inc. 11

Health Solutions

PRACTICE OVERVIEW

Our Health Solutions practice provides consulting and advisory services that help clients optimize their short-term and long-term performance, and prepare for and respond to strategic, operational and financial challenges in the healthcare and life sciences industries. Our Health Solutions professionals provide a broad range of services focusing on operational services, such as clinical and performance effectiveness and improvement; regulatory services, including the development, implementation and management of compliance programs and dispute resolution; advisory services, such as M&A; management services, such as turnaround services and the interim management of hospitals, health systems and other types of healthcare organizations; and process improvement services, such as strategy, planning, revenue growth and fee reimbursement advisory services.

HEALTH SOLUTIONS SERVICES

Clinical Operations

Financial Advisory Services

Managed Care/Government Health Insurance Programs

Performance Improvement

AWARDS AND ACCOLADES

Tenth Largest Hospital Management Consulting Practice in the U.S. by revenues as ranked by Modern Healthcare’s 8th Annual Management Consulting Firms Survey in September 2013

12 FTI Consulting, Inc. INVESTOR DAY

WHAT TO DO WHEN THE HOSPITAL HAS THE HEADACHE?

Situation: Surviving in an ever-changing industry

The healthcare industry in the U.S. is undergoing a game-changing transition as the combination of cost pressures and health-care reform drive significant challenges. The North Shore-LIJ Health System, an award-winning health organization comprised of 16 hospitals, grew rapidly through acquisition over the past several years. This rapid growth resulted in disparate practices, guidelines and reporting metrics across their Perioperative Services, which manage care for surgical patients before, during and after their procedures. Because Perioperative Services represent as much as 50 percent of the health system’s total annual revenues, identifying opportunities for improved efficiencies, outcomes, growth and strategic decision-making was critical for North Shore-LIJ.

Transforming North Shore-LIJ’s operations would require enterprise-wide integration, an aligned strategic vision and a shared operational platform. North Shore-LIJ needed a partner they could rely on to deliver industry-specific insight, expertise and processes.

FTI Consulting’s Role: Delivering transformational leadership

To begin this transformation, FTI Consulting performed a comprehensive evaluation, which included interviewing key stakeholders, observing processes and identifying both strategic and operational enablers and issues. Following this assessment, FTI Consulting defined a two-phased,

24-month plan to improve safety, quality, satisfaction, profitability and efficiencies significantly across the health system.

Phase one of this process focused on laying the foundation for a centralized, enterprise-wide Perioperative Services model.

It created an integrated body to provide consistent direction, support, business intelligence tools and communications across the company.

Phase two called for the deployment of FTI Consulting experts into North Shore-LIJ Health System’s facilities to identify hospital-specific challenges and opportunities; provide hands-on implementation support and guidance and educate Perioperative leadership and managers to ensure the successful adoption of best practices.

OUT COME

MEASUREABLE RESULTS, COST SAVINGS AND IMPROVED PATIENT CARE AND SAFETY

The customized model yielded measurable performance improvement, enhanced efficiencies, better communication and collaboration, enterprise-wide reporting, and enriched patient care for North Shore-LIJ Health System. It also generated measurable quantitative results including:

A 15 percent reduction in annual supply costs in physician high-preference categories of spinal and total joint replacement surgeries, achieved through pricing negotiations and vendor consolidation;

Site-level implementation efforts resulting in a 14 percent improvement in on-time starts across the health system’s 16 hospitals just six months following execution; and

The implementation of more than 30 foundational policies, guidelines, forms and tools that have been accepted by medical boards throughout the health system.

RECOGNITION

Winner of the 2014 Association of Management Consulting Firms Operational Performance Spotlight Award

The FTI Consulting team has been the best I have seen in my professional career. They create custom solutions, hold your hands to make improvements, and do not walk away after giving you advice and a manual.

— Chief of Bariatric Surgery at Lennox Hill Hospital

Contacts

Kenneth J. Barker

Global Practice Leader

+1.512.769.9969 ken.barker@fticonsulting.com

Michael Biggs

Senior Managing Director

+1.404.460.6200 michael.biggs@fticonsulting.com

INVESTOR DAY FTI Consulting, Inc. 13

Economic Consulting

SEGMENT OVERVIEW

our Economic Consulting segment provides law firms, companies, government entities and other interested parties with analysis of complex economic issues. We help these clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates in the U.S. and around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events. Our professionals regularly provide expert testimony on damages, rates and prices, valuations (including valuations of complex derivatives), competitive effects and intellectual property disputes. They also provide analyses and advice relating to antitrust and competition cases, regulatory proceedings, business valuations and public policy.

Our Economic Consulting services are offered through a global network of 27 offices in 10 countries.

ECONOMIC CONSULTING SERVICES

Antitrust & Competition Economics

Business Valuation

Intellectual Property

International Arbitration

Labor & Employment

Public Policy

Regulated Industries

Securities Litigation & Risk Management

AWARDS AND ACCOLADES

Named one of the 20 Best Economics Firms in the World by

Global Competition Review for nine consecutive years (2006-2014)

Most professionals by firm named in

Global Arbitration Review’s list of “The International Who’s Who of Commercial Arbitration” for four consecutive years (2011-2014)

Named Global Competition Review’s

Economist of the Year in 2014, 2012

and 2011

Global Competition Review’s Matter of

the Year: US Airways/American Airlines

merger

Global Competition Review’s Behavioral

Matter of the Year – Americas: Defense

of Visa/MasterCard before Competition

Tribunal

14 FTI Consulting, Inc. INVESTOR DAY

ECONOMETRICS PROVE

THE PRICE IS RIGHT.

Situation: Securing antitrust clearance for a contested merger

OfficeMax and Office Depot announced a proposed merger in February 2013, attracting a great deal of public attention. Sixteen years earlier, when Staples and Office Depot attempted to merge, the transaction was challenged by the U.S. Federal Trade Commission (“FTC”), and blocked by the U.S. District Court in Washington, D.C. The potential combination of the second and third largest office supply superstore chains in the U.S. again raised the specter of antitrust-based rejection. Would history repeat itself?

FTI Consulting’s Role: Dispelling the concerns of the past through rigorous econometrics

Compass Lexecon, a subsidiary of FTI Consulting, was retained by OfficeMax to advise its board of directors on the transaction and provide in-depth economic analysis of the proposed merger.

The 1997 FTC v. Staples antitrust case helped to pioneer the application of large-scale, complicated econometrics in antitrust cases. In 2013, advanced econometrics were Officeagain in the spotlight. However, a great deal had changed in the market since then, with consumers increasingly purchasing office supplies from big box stores and online retailers. Econometric modeling would need to account for these new realities. Compass Lexecon professionals, working closely with both OfficeMax’s and Office Depot’s counsel, performed sophisticated and detailed econometric analyses of the deal. They substantially expanded the econometric modeling used in the earlier attempted merger, taking into account competitive retail price effects of the transaction and the merging parties’ pricing.

OUT COME

TRAILBLAZERS IN AN INCREASINGLY COMPLEX ECONOMY

On November 1, 2013, the FTC provided regulatory clearance by deciding unanimously to close its seven-month investigation of the proposed merger between OfficeMax and OfficeDepot. The Compass Lexecon analysis, which found no systematic evidence that the merger would result in higher retail prices, was presented to the FTC and ultimately cited as one of the main reasons to allow the merger to close.

OfficeMax and OfficeDepot finalized their merger on November 5, 2013, creating a company serving consumers and businesses in 59 countries, employing approximately

66,000 associates and generating 2013 pro forma revenues of $17 billion.

RECOGNITION

Global Competition Review’s Merger Control Matter of the Year – Americas

The econometric analysis reflects the new competitive dynamics in the industry and shows that the proposed merger is unlikely to result in anticompetitive price effects. All of the econometrics, none of which assumed or depended on any particular definition of a relevant product or geographic market, indicate that the merger is unlikely to lead to anticompetitive price increases.

Federal Trade Commission

Contacts

John Klick

Global Segment Leader

+1.202.312.9145 john.klick@fticonsulting.com

Jonathan M. Orszag

Senior Managing Director

+1.561.515.1915 +1.202.253.9306 jorszag@compasslexecon.com

INVESTOR DAY FTI consulting, Inc. 15

Technology

SEGMENT OVERVIEW

Our Technology segment is a leading provider of software, services and consulting for e-discovery and information management. We assist corporations, law firms and government agencies worldwide with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We provide a comprehensive suite of software and services to help clients locate, review and produce electronically stored information (“ESI”) including e-mail, computer files, voice-mail, instant messaging and financial and transactional data. Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management. Ringtail can be deployed either on-premises or as a service (SaaS) or on-demand as a hosted solution through us or our network of third-party service providers.

Technology software and services are offered globally through 23 offices in five countries.

TECHNOLOGY SOFTWARE

& SERVICES

E-discovery Software and Services

Computer Forensics and Investigations

Discovery Consulting

AWARDS AND ACCOLADES

Member of the “Leaders” Quadrant in Gartner’s “Magic Quadrant for E-discovery Software” Report

Ringtail® Software-as-a-Service e-discovery product named a Trend-Setting Product of 2013 by KMWorld magazine in September 2013

Recognized as an industry leader in legal software and service offerings in the

May 2014 National Law Journal reader rankings

Recognized by The National Law Journal

for “Best Predictive Coding Solution”

(2013)

Named to KMWorld magazine’s 100

Companies That Matter in Knowledge

Management list in March 2014

16 FTI Consulting, Inc. INVESTOR DAY

AWARD-WINNING E-DISCOVERY CLEARS MERGER FOR TAKEOFF.

Situation: Fulfill Department of Justice “Second Request” inquiry in a fast, defensible and cost efficient manner

The U.S. Department of Justice (“DOJ”) required Goodrich Corporation to collect and review millions of documents in a condensed timeframe as part of a “Second Request” related to its proposed multibillion-dollar acquisition by United Technologies Corporation. Under the Hart-Scott-Rodino Antitrust Improvements Act, the DOJ can impose these Second Requests if it suspects that a merger or acquisition may result in less competition. To comply, Goodrich had to collect and manage millions of documents from around the globe in a fast, defensible and cost-efficient manner. Global e-discovery capabilities were essential to meet the complex analytical, multi-lingual, regulatory and industry specific requirements of the request and complete the proposed multi-billion dollar transaction.

FTI Consulting’s Role: Boots on the ground, sophisticated workflow and industry-leading technology solutions

FTI Consulting’s ability to integrate a variety of services in a secure environment across borders and in remote locations was critical to successful collaboration with Goodrich and Jones Day. Our expert team was retained to ensure that global data privacy requirements were met and that data was collected in a defensible and reliable manner.

FTI Consulting deployed technology solutions that were vital to ensuring timely compliance with the Second Request. Using Ringtail® software with predictive coding and advanced analytics, and Acuity® managed review services for multi-lingual U.S. attorneys, the FTI Consulting team collected, processed and prioritized 5.4 million documents.

OUT COME

ON TIME, ON BUDGET AND

$1 MILLION IN SAVINGS

Of the 5.4 million documents collected,

700,000 documents were ultimately reviewed and 480,000 documents were produced for the DOJ on time. The 4.7 million documents eliminated by processing and predictive coding significantly reduced the cost of review compared to traditional linear review methodologies. Ultimately, the innovative Acuity® workflows saved Goodrich an estimated $1 million in e-discovery costs, by FTI Consulting’s calculations.

Today, Goodrich is a subsidiary of United Technologies Corporation, one of the world’s largest suppliers of technologically advanced aerospace and defense products servicing customers in the commercial aerospace, defense and building industries.

RECOGNITION

Jones Day’s Antitrust & Competition Law Practice received the top commendation of “Standout” for their work on Goodrich’s merger with United Technologies Corporation, which “created new standards in the use of computer-assisted review from the Financial Times in antitrust investigations”.

Contacts

Seth A. Rierson

Global Segment Leader

+1.312.630.3173 seth.rierson@fticonsulting.com

Patrick K. Strong

Senior Managing Director

+1.303.689.8844 patrick.strong@fticonsulting.com

Mike Kinnaman

Senior Managing Director

+1.206.373.6506 mike.kinnaman@fticonsulting.com

INVESTOR DAY FTI Consulting, Inc. 17

Strategic Communications

SEGMENT OVERVIEW

Our Strategic Communications segment provides advice and consulting services relating to financial and corporate communications and investor relations, reputation management and brand communications, public affairs, business consulting and digital design and marketing. We believe our integrated offering - which includes a broad scope of services, diverse sector coverage and global reach - is unique and distinguishes us from other strategic communications consultancies.

Our Strategic Communications services are offered through a global network of 35 offices in 16 countries.

STRATEGIC COMMUNICATIONS SERVICES

Corporate Communications

Creative Engagement and Digital Communications

Crisis Communications

Employee Engagement and Change Communications

Financial Communications

Litigation Communications

M&A Communications

Public Affairs

Restructuring and Financial Issues

Shareholder Activism and Proxy Advisory

Strategy Consulting and Research

AWARDS AND ACCOLADES

#1 Communications Advisor in Mergermarket League Tables of PR Advisors in Global M&A by deal volume in 2013

2013 M&A Advisor Award for Consumer Deal of the Year for the American Suzuki Motor Corporation

Named 2013 M&A PR Firm of the Year by the Americas M&A Atlas Awards

Named 2014 Strategic

Communications Firm of the Year in Belgium by Corporate INTL magazine

The Holmes Report 2013 Asia-Pacific SABRE Awards Winner in the “Industrial/Manufacturing” category for SapuraKencana Petroleum Berhad

18 FTI consulting, Inc. INVESTOR DAY

CRISIS COMMUNICATIONS IN THE

MOST TURBULENT OF WATERS.

Situation: A tragic explosion and oil spill create the ultimate crisis communications challenge

The Deepwater Horizon oil rig, located in the Gulf of Mexico, exploded on April 20, 2010. Tragically, 11 crewmen were killed. The rig eventually sank, unleashing not only the largest oil spill in history, but also — in an era of proliferating media channels — one of the most sustained global media events to date. The Deepwater Horizon rig was owned by Transocean and under contract to BP p.l.c. at the time.

In the days following the explosion, Transocean faced an unprecedented challenge. Coworkers and families were dealing with missing and fallen employees; countless lawsuits and government investigations were launched; the company faced a tsunami of outraged investors; and many began to question whether Transocean would survive.

FTI Consulting’s Role: Manage a crisis aggressively or it will manage you

Within 48 hours of the explosion, Transocean engaged FTI Consulting. Our crisis communications team — with deep energy sector, corporate and financial communications, and public and government affairs experience — worked closely with Transocean’s management team and its internal and external counsel. Together we developed and executed an aggressive, fact-based communications strategy designed to inform, effectively and accurately, the multiple stakeholders impacted by this catastrophe.

The strategy included direct, 24/7 media relations engagement; government relations; preparing testimony for Congressional Oversight and other hearings; internal communications to support morale and employee retention; investor relations to support critical shareholder engagement; and litigation communications to support and enhance Transocean’s position.

OUT COME

DIRECT, RAPID, ALL-ENCOMPASSING ENGAGEMENT RESULTS IN BALANCED, ACCURATE COVERAGE

The crisis communications strategies employed by FTI Consulting on behalf of Transocean were successful in helping to manage the fallout from the incident across all of the company’s stakeholders. For example, thousands of media inquiries were addressed and the communications strategy of direct engagement set the record straight with leading media outlets, including “60 Minutes”, “Anderson Cooper 360”, The

New York Times, The Wall Street Journal and Bloomberg BusinessWeek. The resulting media treatment of Transocean was more favorable and accurate than the coverage received by other parties involved, which were vilified in the press worldwide.

Epilogue: Activism nearly derails the recovery

Two weeks after Transocean settled with the Department of Justice in early 2013 on matters related to the Deepwater Horizon incident, Carl Icahn became Transocean’s largest shareholder, seeking a $4.00 per share dividend. FTI Consulting worked closely with Transocean to ensure Mr. Icahn’s short-term strategy would not negatively impact the company’s long-term asset strategy or derail its operational and financial progress. At its annual meeting of shareholders, Transocean successfully defeated Mr. Icahn’s proposals, receiving 75 percent shareholder support for its dividend policy.

FTI Consulting’s work was without parallel. Our victories were your victories… I am glad to have served with you.

— Mike Talbert

Former Chairman, Transocean

Contacts

Edward J. Reilly

Global Chief Executive Officer

+1.212.850.5645 edward.reilly@fticonsulting.com

Brian J. Kennedy

Global Energy & Natural Resources Sector Leader

+1.202.346.8826 brian.kennedy@fticonsulting.com

INVESTOR DAY FTI Consulting, Inc. 19

Global Locations

NORTH AMERICA

Executive Office

1101 K Street NW Suite B100 Washington, DC 20005

+1.202.312.9100

Corporate Office

909 Commerce Road Suite 1400 Annapolis, MD 21401

+1.800.334.5701

Canada

Calgary Toronto Vancouver

United States

Annapolis Atlanta Baltimore Boston Brentwood Charlotte Chicago Coral Gables Dallas

Denver Great Neck Houston Indianapolis Los Angeles McLean Miami Morristown New York Oakland Pasadena Philadelphia Phoenix Pittsburgh Portland

Princeton Red Bank Rockville Roseland Saddle Brook San Francisco Santa Barbara Seattle Tucson Walnut Creek Washington, DC Wayne West Palm Beach Winston-Salem

ASIA PACIFIC

Regional Headquarters

Level 22, The Center

99 Queen’s Road Central Hong Kong +852.3768.4500

Australia

Brisbane Gold Coast Melbourne Perth Sydney

Japan

Tokyo

Philippines

Manila

Singapore China

Beijing Guangzhou Hong Kong Shanghai

India

Mumbai New Delhi

Indonesia

Jakarta

EUROPE MIDDLE EAST AFRICA

Regional Headquarters

200 Aldersgate Aldersgate Street London EC1A 4HD +44.20.3727.1000

EUROPE

Belgium

Brussels

France

Paris

Germany

Berlin Frankfurt

Ireland

Dublin

Russia

Moscow

Spain

Madrid

United Kingdom

London Stirling

MIDDLE EAST

Qatar

Doha

United Arab Emirates

Abu Dhabi Dubai

AFRICA

South Africa

Cape Town Johannesburg

LATIN AMERICA

Regional Headquarters

804 Douglas Road 4th Floor Miami, FL 33134

+1.305.714.4600

Argentina

Buenos Aires

Brazil

Rio de Janeiro São Paulo

Colombia

Bogotá

Mexico

Mexico City

Panama

Panama City

CARIBBEAN

British Virgin Islands

Tortola

Cayman

George Town

Investor Relations Contact:

Mollie Hawkes

Director of Investor relations 200 state street, 9th Floor Boston, Ma 02109

+ 1.617.747.1791 mollie.hawkes@fticonsulting.com

1101 K Street NW Suite B100 Washington, DC 20005

+ 1.202.312.9100 NYSE: FCN

about FTI consulting

FTI Consulting, Inc. is a global business advisory firm dedicated to helping organizations protect and enhance enterprise value in an increasingly complex legal, regulatory and economic environment. FTI Consulting professionals, who are located in all major business centers throughout the world, work closely with clients to anticipate, illuminate and overcome complex business challenges in areas such as investigations, litigation, mergers and acquisitions, regulatory issues, reputation management and restructuring.

www.fticonsulting.com ©2014 FTI Consulting, Inc. All rights reserved.

CRITICAL THINKING

AT THE CRITICAL TIME™